EXHIBIT 10.3
                                                     TRANSFERABLE

                      THE  TIMKEN  COMPANY

               Nonqualified Stock Option Agreement

          WHEREAS, <<FName>> <<LName>> (the "Optionee") is an

employee of The Timken Company (the "Company");

          WHEREAS, the grant of stock options evidenced hereby

was authorized by a resolution of the Compensation Committee (the

"Committee") of the Board of Directors (the "Board") of the

Company that was duly adopted on April 18, 2000 (the "Date of

Grant"), and the execution of a stock option agreement in the form hereof was authorized by a resolution of the Committee duly adopted on April 18, 2000; and

          WHEREAS, the option evidenced hereby is intended to be

a nonqualified stock option and shall not be treated as an

"incentive stock option" within the meaning of that term under

Section 422 of the Internal Revenue Code of 1986;

          NOW, THEREFORE, pursuant to the Company's Long-term

Incentive Plan (as Amended and Restated as of December 16, 1999)

(the "Plan") and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company

hereby grants to the Optionee (i) a nonqualified stock option

(the "Option") to purchase <<Shares>> shares of the Company's common stock without par value (the "Common Shares") at the

exercise price of fifteen and seven-eighths dollars ($15.875) per

Common Share (the "Exercise Price") and (ii) the right to receive dividend equivalents payable in Common Shares on a deferred basis or, at the discretion of the Committee, in cash, with respect to the Common Shares covered by any unexercised portion of the

Option (the "Deferred Dividend Shares").

          1.   Vesting of Option. (a)  Unless terminated as

hereinafter provided, the Option shall be exercisable to the extent of one-fourth (1/4th) of the Common Shares covered by the

Option after the Optionee shall have been in the continuous

employ of the Company or a subsidiary for one full year from the

Date of Grant and to the extent of an additional one-fourth

(1/4th) thereof after each of the next three successive years thereafter during which the Optionee shall have been in the

continuous employ of the Company or a subsidiary.  For the

purposes of this agreement:  "subsidiary" shall mean a

corporation, partnership, joint venture, unincorporated

association or other entity in which the Company has a direct or indirect ownership or other equity interest; the continuous

employment of the Optionee with the Company or a subsidiary shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or a subsidiary, by reason of the transfer of his employment among the Company and its subsidiaries.


               (b)  Notwithstanding the provisions of Section

1(a) hereof, the Option shall become immediately exercisable in full upon any change in control of the Company that shall occur while the Optionee is an employee of the Company or a subsidiary.

For the purposes of this agreement, the term "change in control"

shall mean the occurrence of any of the following events:

               (i)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the

Securities Exchange Act of 1934) (a "Person") of beneficial

ownership (within the meaning of Rule 13d-3 promulgated under the

Securities Exchange Act of 1934) of 30% or more of either:  (A)

the then-outstanding Common Shares or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting

Shares"); provided, however, that for purposes of this subsection

(i), the following acquisitions shall not constitute a change in control:

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(1) any acquisition directly from the Company, (2) any

acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the

Company or any Subsidiary, or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B)

and (C) of subsection (iii) of this Section 1(b); or

               (ii) Individuals who, as of the date hereof,

constitute the Board (the "Incumbent Board") cease for any reason

(other than death or disability) to constitute at least a

majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election,

or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest

(within the meaning of Rule 14a-11 of the Securities Exchange Act of 1934) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Consummation of a reorganization, merger or

consolidation or sale or other disposition of all or

substantially all of the assets of the Company (a "Business

Combination"), in each case, unless, following such Business

Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the

Common Shares and Voting Shares immediately prior to such

Business Combination beneficially own, directly or indirectly,

more than 66-2/3% of, respectively, the then-outstanding

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shares of common stock and the combined voting power of the then-

outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business

Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the

Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership,

immediately prior to such Business Combination, of the Common Shares and

Voting Shares of the Company, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the

Company or such entity resulting from such Business Combination)

beneficially owns, directly or indirectly, 30% or more of, respectively,

the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business

Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such

Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) Approval by the shareholders of the Company

of a complete liquidation or dissolution of the Company.

               (c)  Notwithstanding the provisions of Section

1(a) hereof, the Option shall become immediately exercisable in full if the Optionee should die or become permanently disabled while in the employ of the Company or any subsidiary, or if the

Optionee should retire with the Company's consent.

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          For the purposes of this agreement, retirement "with

the Company's consent" shall mean:  (i) the retirement of the

Optionee prior to age 62 under a retirement plan of the Company or a subsidiary, if the Board or the Committee determines that his retirement is for the convenience of the Company or a

subsidiary, or (ii) the retirement of the Optionee at or after age 62 under a retirement plan of the Company or a subsidiary.

For purposes of this agreement, "permanently disabled" shall mean that the Optionee has qualified for disability benefits under a disability plan or program of the Company or, in the absence of a disability plan or program of the Company, under a government-

sponsored disability program.

               (d)  To the extent that the Option shall have

become exercisable in accordance with the terms of this

agreement, it may be exercised in whole or in part from time to time thereafter.

          2.   Termination of Option.  The Option shall terminate

automatically and without further notice on the earliest of the following dates:

               (a)  thirty days after the date upon which the

Optionee ceases to be an employee of the Company or a subsidiary,

unless the cessation of his employment (i) is a result of his death, permanent disability or retirement with the Company's consent or (ii) follows a change in control;

               (b)  five years after the date upon which the

Optionee ceases to be an employee of the Company or subsidiary

(i) as a result of his permanent disability, (ii) as a result of his retirement with the Company's consent, unless he is also a director of the Company who continues to serve as such following his retirement with the Company's consent, or (iii) following a change in control, unless the cessation of his employment

following a change in control is a result of his death;

               (c)  five years after the date upon which the

Optionee ceases to be a director of the Company, but not less than five years after the date upon which he ceases to be an employee of the Company or a subsidiary, if (i) the cessation of his employment is a result of his

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retirement with the Company's consent and (ii) he continues to serve as a director of the Company following the cessation of his employment;

               (d)  one year after the date of the Optionee's

death regardless of whether he ceases to be an employee of the

Company or a subsidiary prior to his death (i) as a result of his permanent disability or retirement with the Company's consent or

(ii) following a change in control; or

               (e)  ten years after the Date of Grant.

          In the event that the Optionee shall intentionally

commit an act that the Committee determines to be materially adverse to the interests of the Company or a subsidiary, the

Option shall terminate at the time of that determination

notwithstanding any other provision of this agreement.

          3.   Payment of Exercise Price.  The Exercise Price

shall be payable (a) in cash in the form of currency or check or other cash equivalent acceptable to the Company, (b) by transfer to the Company of nonforfeitable, unrestricted Common Shares that have been owned by the Optionee for at least six months prior to the date of exercise or (c) by any combination of the methods of payment described in Sections 3(a) and 3(b) hereof.

Nonforfeitable, unrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Exercise

Price shall be valued on the basis of their fair market value as determined by the Committee from time to time.  Subject to the terms and conditions of Section 6 hereof, and subject to any deferral election the Optionee may have made pursuant to any plan or program of the Company, the Company shall cause certificates for any shares purchased hereunder to be delivered to the

Optionee upon payment of the Exercise Price in full.

          4.   Crediting of Deferred Dividend Shares.  Each

Deferred Dividend Share represents the right of the Optionee to receive one Common Share or the cash equivalent of one Common

Share if and when the Deferred Dividend Share becomes

nonforfeitable in accordance with Section 5(a) hereof.  Upon the determination by the Committee of the number of Deferred

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Dividend Shares to be credited in accordance with this Section 4,

Deferred Dividend Shares shall be credited annually to the Optionee as of December 31 of each year that the Option remains in effect and any portion thereof remains unexercised.  The number of Deferred

Dividend Shares to be credited to the Optionee for any calendar year shall be determined as follows:  (a) the total amount per share of cash dividends that were paid on the outstanding Common

Shares during the calendar year shall be multiplied by the total number of Common Shares then covered by both exercisable and unexercisable portions of the Option, including any Deferred

Dividend Shares that shall have been previously credited to the

Optionee hereunder and remain subject to forfeiture pursuant to

Section 5(a) hereof; (b) the product of the arithmetical

operation described in Section 4(a) hereof shall then be divided by the average closing price of the Common Shares, as reported on the New York Stock Exchange or other national market on which the

Common Shares are then principally traded, for the 10 trading dates immediately preceding December 31; (c) the quotient of the arithmetical operation described in Section 4(b) hereof shall be the number of Deferred Dividend Shares that shall be credited to the Optionee for the calendar year; provided, however, that no

Deferred Dividend Shares shall be credited to the Optionee for any calendar year in which the total net income per share of the outstanding Common Shares is not at least 250 percent of the total amount of cash dividends per share that were paid on the outstanding Common Shares during that calendar year, and no

Deferred Dividend Shares shall be credited to the Optionee

following the cessation of his employment with the Company or a subsidiary, regardless of the circumstances under which the

cessation of his employment occurred and notwithstanding that the term of the Option or any Deferred Dividend Share remains in effect.

          5.   Vesting and Issuance of Deferred Dividend Shares.

(a)  A Deferred Dividend Share shall become nonforfeitable upon the earlier to occur of (i) the expiration of a period of four years from the date as of which it is credited to the Optionee on the records of the Company, if the Optionee shall have remained in the continuous employ of the Company or a

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subsidiary during that period, or (ii) the termination of the

Optionee's employment with the Company or a subsidiary following a change in control or as a result of his death, permanent disability or retirement with the Company's consent.  If the Optionee ceases to be an employee of the Company or a subsidiary under any circumstances other than those described in Section 5(a)(ii) hereof, any Deferred Dividend

Shares that shall have been previously credited to the Optionee hereunder and remain subject to forfeiture at the time of the cessation of his employment shall thereupon be forfeited

automatically and without further notice unless otherwise

determined by the Committee.

               (b)  Subject to the terms and conditions of

Section 6 hereof, and subject to any deferral election the

Optionee may have made pursuant to any plan or program of the

Company, Deferred Dividend Shares shall be issuable to the

Optionee at the time when they become nonforfeitable in

accordance with Section 5(a) hereof.  Deferred Dividend Shares shall be issuable in Common Shares or the cash equivalent of such

Common Shares, as determined in the sole discretion of the

Committee at the time of such issuance (which determination may include providing the Optionee the right to elect to receive either Common Shares or the cash equivalent of such Common

Shares); provided, however, that in the event of the Optionee's death, permanent disability or retirement with the Company's consent, the Deferred Dividend Shares issuable to the Optionee shall be issued in Common Shares or the cash equivalent of such

Common Shares, at the Optionee's election.  In the absence of any such election or determination by the Committee, the Deferred

Dividend Shares shall be paid in Common Shares.

          6.   Compliance with Law.  The Company shall make

reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this agreement, the Option shall not be

exercisable and the Company shall not be obligated to issue any

Common Shares in payment of  Deferred Dividend Shares if the exercise or issuance thereof would result in a violation of any such law.  To the extent that the Ohio Securities Act shall be applicable to the Option, the Option shall not be exercisable and the


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the Company shall not be obligated to issue any Common Shares in payment of Deferred Dividend Shares unless the Common Shares or other securities covered by the Option or to be issued in payment of Deferred Dividend Shares are (a) exempt from registration thereunder, (b) the subject of a transaction that is exempt from compliance therewith, (c) registered by description or

qualification thereunder or (d) the subject of a transaction that shall have been registered by description thereunder.

          7.   Transferability and Exercisability.

               (a)  Except as provided in Section 7(b) below,

neither the Option nor any Deferred Dividend Shares, including any interest in either thereof, shall be transferable by the

Optionee except by will or the laws of descent and distribution,

and the Option shall be exercisable during the lifetime of the

Optionee only by him or, in the event of his legal incapacity to do so, by his guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

               (b)  Notwithstanding Section 7(a) above, the

Option, any Deferred Dividend Shares, or any interest in either thereof, may be transferable by the Optionee, without payment of consideration therefor, to any one or more members of the

immediate family of Optionee (as defined in Rule 16a-1(e) under the Exchange Act), or to one or more trusts established solely for the benefit of such members of the immediate family or to partnerships in which the only partners are such members of the immediate family of the Optionee; provided, however, that such transfer will not be effective until notice of such transfer is delivered to the Company; and provided, further, however, that any such transferee is subject to the same terms and conditions hereunder as the Optionee.

          8.   Adjustments.  The Committee shall make any

adjustments in the Exercise Price and the number or kind of

shares of stock or other securities covered by the Option or to be issued in payment of Deferred Dividend Shares that the

Committee may determine to be equitably required to prevent any dilution or expansion of the Optionee's rights under this


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agreement that otherwise would result from any (a) stock

dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger,

consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) other transaction or event having an effect similar to any of those referred to in

Section 8(a) or 8(b) hereof.  Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of the Optionee's rights under this agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.

          9.   Withholding Taxes.  If the Company shall be

required to withhold any federal, state, local or foreign tax in connection with any exercise of the Option or payment of Deferred

Dividend Shares, the Optionee shall pay the tax or make

provisions that are satisfactory to the Company for the payment thereof.  The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Common Shares that are issuable to the Optionee upon the exercise of the Option or payment of Deferred Dividend

Shares.  If such election is made, the shares so surrendered by the Optionee shall be credited against any such withholding

obligation at their fair market value (as determined by the

Committee from time to time) on the date of such surrender.

          10.  Right to Terminate Employment.  No provision of

this agreement shall limit in any way whatsoever any right that the Company or a subsidiary may otherwise have to terminate the employment of the Optionee at any time.

          11.  Relation to Other Benefits.  Any economic or other

benefit to the Optionee under this agreement or the Plan shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a subsidiary and shall not affect the amount of


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any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a subsidiary.

          12.  Amendments.  Any amendment to the Plan shall be

deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee with respect to the Option or the Deferred Dividend Shares without the

Optionee's consent.

          13.  Severability.  In the event that one or more of

the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other

provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

          14.  Governing Law.  This agreement is made under, and

shall be construed in accordance with, the laws of the State of

Ohio.

          This agreement is executed by the Company on this 18th

day of April, 2000.

                      THE  TIMKEN  COMPANY



                      By  ___________________________
                            Stephen A. Perry
                            Senior Vice President
                            Human Resources, Purchasing & Communications

          The undersigned Optionee hereby acknowledges receipt of

an executed original of this agreement and accepts the Option granted hereunder and the right to receive Deferred Dividend

Shares with respect to the Common Shares covered thereby, subject to the terms and conditions of the Plan and the terms and

conditions hereinabove set forth.


                      ______________________________
                                 Optionee
                      Date:  __________________________

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